CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Exhibit 10.1

AMENDMENT NO. 1 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 1 to the Sponsored Research Agreement (“Amendment”) by and between by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310, and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is effective as of May 27, 2020 (“Amendment Effective Date”). Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties.”

Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement to add additional activities to the Sponsored Research, and to set forth their mutual understandings with respect to the potential license, at a future date, of [***] (as defined below), each as set forth herein; and

WHEREAS, in view of the state of emergency associated with coronavirus, Penn has implemented a plan for prioritizing resources to ensure the safety and welfare of all affected stakeholders, including employees, students, patients, and research subjects. The plan includes a hiatus on the initiation of categories of research that utilize Penn facilities; and

WHEREAS, the Parties are entering into this Agreement so that the Research may be initiated as soon as feasible after the end of the hiatus.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.	Definitions. The following definitions will be added to the Agreement as new Sections 1.8,1.9, 1.10:

1.8 [***].

1.9 “Licensed Antigen” means [***].

1.10 [***].

2.	Reimbursement. Section 3.1 of the Agreement is hereby amended to add an additional budget of [***] (“Additional Budget”), as detailed in Attachment A-1 hereto.

3.

Payment. Section 3.2 of the Agreement is hereby amended to state that with respect to the Additional Budget, Sponsor shall make payments in accordance with the payment terms set forth in Attachment A-1 hereto.

4.	Scope of work. The scope of work detailed in Attachment A to the Agreement is hereby amended to add the additional work detailed in Attachment A-1 hereto.

5.	Option. Section 5.6 of the Agreement is hereby deleted and replaced with the following:

5.6	Option.

(i)

        In consideration of Sponsor’s funding of the Sponsored Research and payment for intellectual property expenses as provided for in Section 5.3, Penn grants Sponsor a first option to [***] the Related Intellectual Property Controlled (as defined in the License Agreement) by Penn within the scope of the license granted by Penn to Sponsor under the License Agreement. If Sponsor fails to exercise its option [***] within [***] after disclosure of such Related Intellectual Property to Sponsor (the “Option Period”), or if Sponsor fails to make payment for intellectual property expenses as provided for in Section 5.3 with respect to such Related Intellectual Property, Penn shall be free to license such Related Intellectual Property to any party upon such terms as Penn deems appropriate, without any further obligation to Sponsor. Sponsor shall notify Penn in writing within the Option Period if it desires to exercise such option. In the event that Sponsor exercises such option, (1) [***] (2) as to each patent application that is Related Intellectual Property for which Sponsor has exercised its option, Sponsor shall pay Penn a flat fee of [***] (for clarity, no additional fee shall be owed for any application claiming priority thereto, any foreign counterpart thereof, or any other application in the same patent family). Prior to, and during the Option Period, Penn shall not assign, transfer, convey, or grant any rights in or otherwise encumber such Related Intellectual Property in any manner that would impair Sponsor’s rights in and to such Related Intellectual Property under this Agreement. For clarity, if Sponsor has exercised its option to Related Intellectual Property hereunder, Sponsor’s rights and obligations relating to the filing, prosecution and maintenance of any patent applications and issued patents covering such Related Intellectual Property for which Sponsor has exercised its option shall be set as forth in the License Agreement.

If the Related Intellectual Property relates to [***], the Parties shall negotiate and incorporate into the License Agreement mutually agreeable and commercially reasonable diligence milestones for the development of such [***], which diligence milestones shall take into account the stage of research of the applicable program, the potential scientific challenges of the applicable program, and the reasonably expected timelines for achievement of such milestones.

(ii)

        In consideration of Sponsor’s funding of the Sponsored Research and payment for intellectual property expenses as provided for in Section 5.3, Penn grants Sponsor a first option to negotiate to acquire a license on commercially reasonable terms to practice Unrelated Intellectual Property Controlled (as defined in the License Agreement) by Penn [***]. Penn and Sponsor will negotiate in good faith to determine the terms of a license agreement as to each item of Unrelated Intellectual Property for which Sponsor has agreed to make payment for intellectual property expenses as provided for in Section 5.3, if any. The Parties agree that any such license agreement would specify that the license therein would become effective as of such date that Sponsor notifies Penn that it wishes to make such license effective; provided, that as of such date, and thereafter, [***] and [***] collective equity ownership interest in Sponsor is equal to or less than [***] of Sponsor’s issued and outstanding capital stock calculated on a fully diluted basis. If Sponsor and Penn fail to execute a license agreement within [***] after disclosure of Unrelated Intellectual Property to Sponsor (the “Negotiation Period”), or if Sponsor fails to make payment for intellectual property expenses as provided for in Section 5.3, Penn shall be free to license such Unrelated Intellectual Property to any party upon such terms as Penn deems appropriate, without any further obligation to Sponsor. Prior to, and during the Negotiation Period, Penn shall not assign, transfer, convey, or grant any rights in or otherwise encumber such Unrelated Intellectual Property in any manner that would impair Sponsor’s option to such Unrelated Intellectual Property under this Agreement.

6.

[***] Intellectual Property. In the event that Licensee exercises an option to include Related Intellectual Property relating to [***], then the License Agreement shall be amended, with the effective date of such amendment being referred to below as the “[***] Amendment Date”, to incorporate the following terms:

(A)	The patents or patent applications in such Related Intellectual Property will be added to Exhibit A of the CARLA;

(B)	A new “[***] Subfield” will be added to the Field of Use, which would be the prevention or treatment of any disease or condition with an [***];

(C)	Other than the [***] payment set forth in Section 5.6 of the Agreement, the economic terms of the license for [***] will be the same as for other Products; and

(D)	The regulatory diligence milestones with respect to [***] shall be as set forth below:

Diligence Event	Achievement Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
• [***] • [***] • [***] • [***] • [***]

7.	Notices and Deliveries. The notice addresses in Section 9.12 of the Agreement are hereby deleted and replaced with the following:

For Penn	with a copy to:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]

With a copy to the Principal Investigator:
[***]

For Sponsor:	with a copy to:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.

Entire Agreement of the Parties; Amendments. The Agreement, including any Exhibits and as amended by this Amendment, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of the Agreement and/or this Amendment shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment and signed by a duly authorized officer of each Party.

9.

Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Amendment, including the signature pages, will be deemed an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	CABALETTA BIO, INC.

By: /s/ Christine S. Baxter	By: /s/ Steven Nichtberger
Name: Christine S. Baxter	Name: Steven Nichtberger, M.D.
Title: Sr. Assoc. Dir., Corp. Contracts	Title: Chief Executive Officer

I have read and understood the responsibilities of the Principal Investigator:

By: /s/ Aimee Payne
Name: Aimee Payne, MD, PhD

Attachment A-1

Summary of Sponsored Research

Work Scope & Details of Program – See attached Appendix 1 to this Attachment A-1.

Principal Investigator – Aimee Payne, MD, PhD; [***]

Representative of Sponsor – Steven Nichtberger; [***]

Period of Performance –From the [***] to the two year anniversary of the [***].

Report Schedule – Final report due within [***] after completion of the Sponsored Research. Interim reports due [***] after commencement of the Sponsored Research.

Budget – See attached Appendix 2 to this Attachment A-1; [***]

Payments under this Agreement will be payable within [***] of Sponsor’s receipt of an invoice from Penn.

Payment Terms

[***]

By way of example:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

APPENDIX 1 TO ATTACHMENT A-1

WORK SCOPE & DETAILS OF PROGRAM

[***]

APPENDIX TO ATTACHMENT A-1

BUDGET AND PAYMENT SCHEDULE

[***]

References

[***]